Exhibit 99.1

Anworth Reports Second Quarter Financial Results

SANTA MONICA, Calif.--(BUSINESS WIRE)--August 3, 2020--Anworth Mortgage Asset Corporation (NYSE: ANH) (the “Company” or “Anworth”) today reported its financial results for the second quarter ended June 30, 2020.

Earnings

The following table summarizes the Company’s core earnings, GAAP net income to common stockholders, and comprehensive income for the three months ended June 30, 2020:

	Three Months Ended
	June 30, 2020
	(unaudited)
		Per
		Weighted
	Earnings	Share
	(in thousands)
Core earnings	$1,607	$0.02
GAAP net income to common stockholders	$34,542	$0.35
Comprehensive income	$28,231	$0.29

Core earnings is a non-GAAP financial measure, which is explained and reconciled to GAAP net income to common stockholders in the section entitled “Non-GAAP Financial Measures Related to Operating Results” near the end of this earnings release. Comprehensive income is shown on our unaudited consolidated statements of comprehensive income, which is included in this earnings release. Comprehensive income consists of net income to all stockholders (including the amounts paid to preferred stockholders) and the change in other comprehensive income.

Portfolio

At June 30, 2020 and March 31, 2020, the composition of our portfolio at fair value was as follows:

	June 30, 2020		March 31, 2020
	Dollar Amount	Percentage	Dollar Amount	Percentage
	(in thousands)
	(unaudited)
Agency MBS:
ARMS and hybrid ARMs	$652,321	23.4%	$710,037	20.8%
Fixed-rate Agency MBS	1,175,456	42.1	1,690,223	49.6
TBA Agency MBS	259,502	9.3	157,266	4.6
Total Agency MBS	$2,087,279	74.8%	$2,557,526	75.0%
Non-Agency MBS	192,032	6.9	281,686	8.3
Residential mortgage loans held-for-investment through consolidated securitization trusts(1)	367,539	13.2	416,571	12.2
Residential mortgage loans held-for-securitization	131,110	4.7	141,645	4.1
Residential real estate	13,051	0.4	13,260	0.4
Total Portfolio	$2,791,011	100.0%	$3,410,688	100.0%
Total Assets(2)	$2,972,790		$3,705,183
_______________________
(1)	Residential mortgage loans owned by consolidated variable interest entities (“VIEs”) can only be used to settle obligations and liabilities of the VIEs, for which creditors do not have recourse to us.
(2)	Includes TBA Agency MBS.

Agency MBS

At June 30, 2020, the allocation of our agency mortgage-backed securities (“Agency MBS”) was approximately 31% adjustable-rate and hybrid adjustable-rate Agency MBS, 57% fixed-rate Agency MBS, and 12% fixed-rate TBA Agency MBS. At March 31, 2020, the allocation of our Agency MBS was approximately 28% adjustable-rate and hybrid adjustable-rate Agency MBS, 66% fixed-rate Agency MBS, and 6% fixed-rate TBA Agency MBS, both periods of which are detailed in the table below:

	June 30,	March 31,
	2020	2020
	(dollar amounts in thousands)
	(unaudited)
Fair value of Agency MBS and TBA Agency MBS	$2,087,279	$2,557,526
Adjustable-rate Agency MBS coupon reset (less than 1 year)	20%	17%
Hybrid adjustable-rate Agency MBS coupon reset (1-3 years)	6	3
Hybrid adjustable-rate Agency MBS coupon reset (3-5 years)	1	4
Hybrid adjustable-rate Agency MBS coupon reset (greater than 5 years)	4	4
Total adjustable-rate Agency MBS	31%	28%
15-year fixed-rate Agency MBS	2	2
20-year fixed-rate Agency MBS	9	7
30-year fixed-rate Agency MBS	46	57
30-year fixed-rate TBA Agency MBS	12	6
Total MBS	100%	100%

At June 30, 2020 and March 31, 2020, the summary statistics of our Agency MBS and TBA Agency MBS were as follows:

	June 30, 2020
	Weighted Average
				Fair Market
	Coupon		Cost	Price
	(unaudited)
Agency MBS:
Adjustable-rate Agency MBS	3.47%		102.16%	$103.91
Hybrid adjustable-rate Agency MBS	2.76		101.84	103.92
15-year fixed-rate Agency MBS	3.50		101.72	105.33
20-year fixed-rate Agency MBS	3.56		103.76	107.46
30-year fixed-rate Agency MBS	4.00		102.51	107.50
Total Agency MBS:	3.66%		102.44%	$106.58
Average asset yield (weighted average coupon divided by average amortized cost)	3.57%
Unamortized premium	$41.9	million
Unamortized premium as a percentage of par value	2.44%
Premium amortization expense on Agency MBS for the respective quarter	$4.4	million
TBA Agency MBS:
30-year fixed-rate TBA Agency MBS	2.40%		102.92%	$103.80

	March 31, 2020
	Weighted Average
				Fair Market
	Coupon		Cost	Price
	(unaudited)
Agency MBS:
Adjustable-rate Agency MBS	3.78%		101.91%	$102.70
Hybrid adjustable-rate Agency MBS	2.78		102.09	103.88
15-year fixed-rate Agency MBS	3.50		101.75	105.52
20-year fixed-rate Agency MBS	3.56		103.83	107.38
30-year fixed-rate Agency MBS	3.79		102.54	106.91
Total Agency MBS:	3.64%		102.47%	$106.03
Average asset yield (weighted average coupon divided by average amortized cost)	3.56%
Unamortized premium	$55.9	million
Unamortized premium as a percentage of par value	2.47%
Premium amortization expense on Agency MBS for the respective quarter	$6.5	million
TBA Agency MBS:
30-year fixed-rate TBA Agency MBS	3.00%		102.78%	$103.14

At June 30, 2020 and March 31, 2020, the constant prepayment rate (“CPR”) and weighted average term to next interest rate reset of our Agency MBS were as follows:

	June 30,		March 31,
	2020		2020
	(unaudited)
Constant prepayment rate (CPR) of Agency MBS	33%		18%
Constant prepayment rate (CPR) of adjustable-rate and hybrid adjustable-rate Agency MBS	28%		25%
Weighted average term to next interest rate reset on Agency MBS	23	months	25	months

The following tables summarize our fixed-rate Agency MBS at June 30, 2020 and March 31, 2020:

	June 30, 2020
	(unaudited)
					Weighted
					Average
				Weighted	Remaining
	Market		Fair Market	Average	Term
	Value	Cost	Price	Coupon	(Years)
	(in thousands)
30-Year Fixed-Rate Agency MBS:
3.00%	$—	$—	$—	—%	—
3.50%	143,539	103.00	107.68	3.50	26.8
4.00%	717,424	102.38	107.19	4.00	28.1
≥4.5%	92,576	102.74	109.70	4.80	26.0
	$953,539	$102.51	$107.50	4.00%	27.8
15-Year to 20-Year Fixed-Rate Agency MBS	221,917	103.36	107.05	3.55	16.0
Total Fixed-Rate Agency MBS	$1,175,456	$102.67	$107.41	3.91%	25.5

	March 31, 2020
	(unaudited)
					Weighted
					Average
				Weighted	Remaining
	Market		Fair Market	Average	Term
	Value	Cost	Price	Coupon	(Years)
	(in thousands)
30-Year Fixed-Rate Agency MBS:
3.00%	$228,191	$102.24	$105.22	3.00%	29.7
3.50%	292,842	103.38	106.34	3.50	28.3
4.00%	829,092	102.30	107.28	4.00	28.4
≥4.5%	103,145	102.75	109.36	4.78	26.4
	$1,453,270	$102.54	$106.91	3.79%	28.4
15-Year to 20-Year Fixed-Rate Agency MBS	236,953	103.43	107.02	3.55	16.3
Total Fixed-Rate Agency MBS	$1,690,223	$102.66	$106.92	3.76%	26.7

Non-Agency MBS

At March 31, 2020, our Non-Agency MBS were designated as trading securities and are carried at fair value.

The following tables summarize our Non-Agency MBS at June 30, 2020 and March 31, 2020:

	June 30, 2020
	(dollar amounts in thousands)
	(unaudited)
			Weighted Average
	Fair	Current		Fair Market
Portfolio Type	Value	Principal	Coupon	Price
Legacy Non-Agency MBS (pre-2008)	$105,796	$171,373	5.25%	$61.73
Non-performing	2,305	3,000	5.62	76.84
Credit Risk Transfer	83,931	96,625	4.11	86.86
Total Non-Agency MBS	$192,032	$270,998	4.85%	$70.86

		March 31, 2020
		(dollar amounts in thousands
		(unaudited)
			Weighted Average
	Fair	Current		Fair Market
Portfolio Type	Value	Principal	Coupon	Price
Legacy Non-Agency MBS (pre-2008)	$204,777	$360,905	5.58%	$56.74
Non-performing	2,355	3,000	5.62	78.50
Credit Risk Transfer	74,554	96,625	4.18	77.16
Total Non-Agency MBS	$281,686	$460,530	5.29%	$61.17

Residential Mortgage Loans Held-for-Investment

The following table summarizes our residential mortgage loans held-for-investment at June 30, 2020 and March 31, 2020:

	June 30,	March 31,
	2020	2020
	(in thousands)
	(unaudited)
Residential mortgage loans held-for-investment through consolidated securitization trusts	$367,539	$416,571
Asset-backed securities issued by securitization trusts	358,884	407,243
Retained interest in loans held in securitization trusts	$8,655	$9,328

Residential Mortgage Loans Held-for-Securitization

The following table summarizes our residential mortgage loans held-for-securitization at June 30, 2020 and March 31, 2020:

	June 30,	March 31,
	2020	2020
	(in thousands)
	(unaudited)
Residential mortgage loans held-for-securitization	$131,110	$141,645
Amount outstanding on warehouse line of credit	$104,620	$116,221

At June 30, 2020 and March 31, 2020, our estimated fair value (in thousands) of the residential mortgage loans held-for-securitization was $122,364 and $126,809, respectively.

At June 30, 2020, approximately $1.5 million of the unpaid principal balance (“UPB”) on this loan portfolio was 30-days delinquent; approximately $13.3 million of the UPB was 60 days delinquent; and approximately $13.0 million of the UPB was 90 days+ delinquent. Of these amounts, the percentages that are COVID-19 related are as follows: 30-day delinquent: 65%; 60-day delinquent: 96%; and 90 days+ delinquent: 96%.

Residential Properties Portfolio

At June 30, 2010 and March 31, 2020, Anworth Properties Inc. owned 83 and 84 single-family residential rental properties, respectively, located in Southeastern Florida that were carried at a total cost, net of accumulated depreciation, of $13.1 million and $13.3 million, respectively. During the three months ended June 30, 2020, we sold one property for a gain of approximately $45 thousand.

MBS Portfolio Financing

	June 30, 2020
	Agency		Non-Agency		Total
	MBS		MBS		MBS
	(dollar amounts in thousands)
	(unaudited)
Repurchase Agreements:
Outstanding repurchase agreement balance	$1,595,000		$102,181		$1,697,181
Average interest rate	0.24%		2.78%		0.39%
Average maturity	23	days	26	days	23	days
Average interest rate after adjusting for interest rate swaps					1.24%
Average maturity after adjusting for interest rate swaps					983	days

	March 31, 2020
	Agency		Non-Agency		Total
	MBS		MBS		MBS
	(dollar amounts in thousands)
	(unaudited)
Repurchase Agreements:
Outstanding repurchase agreement balance	$2,203,224		$269,910		$2,473,134
Average interest rate	1.76%		2.64%		1.86%
Average maturity	30	days	16	days	29	days
Average interest rate after adjusting for interest rate swaps					2.15%
Average maturity after adjusting for interest rate swaps					859	days

Portfolio Leverage

At June 30, 2020, our leverage multiple was 4.1x. The leverage multiple is calculated by dividing our repurchase agreements and credit line outstanding by the aggregate of common stockholders’ equity plus preferred stock and junior subordinated notes. The effective leverage, which includes the effect of TBA dollar roll financing, was 4.7x at June 30, 2020. At March 31, 2020, our leverage multiple was 6.1x and the effective leverage was 6.5x.

Interest Rate Swaps

At June 30, 2020 and March 31, 2020, our interest rate swap agreements (“swaps”) had the following notional amounts, weighted average fixed rates, and remaining terms:

	June 30, 2020
	(unaudited)
		Weighted
		Average	Remaining	Remaining
	Notional	Fixed	Term in	Term in
Maturity	Amount	Rate	Months	Years
	(in thousands)
Less than 12 months	$200,000	1.72%	2	0.2
1 year to 2 years	—	—	—	—
2 years to 3 years	—	—	—	—
3 years to 4 years	50,000	1.55	40	3.3
4 years to 5 years	175,000	1.73	58	4.8
5 years to 7 years	440,000	2.63	87	7.3
7 years to 10 years	50,000	3.22	102	8.5
	$915,000	2.23%	61	5.1

	March 31, 2020
	(unaudited)
		Weighted
		Average	Remaining	Remaining
	Notional	Fixed	Term in	Term in
Maturity	Amount	Rate	Months	Years
	(in thousands)
Less than 12 months	$316,000	1.69%	4	0.3
1 year to 2 years	25,000	1.50	20	1.7
2 years to 3 years	55,000	1.48	31	2.6
3 years to 4 years	115,000	1.52	43	3.6
4 years to 5 years	225,000	1.73	60	4.7
5 years to 7 years	390,000	2.60	85	7.1
7 years to 10 years	150,000	2.97	102	8.5
	$1,276,000	2.10%	55	4.6

Effective Net Interest Rate Spread

	June 30,	March 31,
	2020	2020
	(unaudited)
Average asset yield, including TBA dollar roll income	3.05%	3.34%
Effective cost of funds	2.09	2.38
Effective net interest rate spread	0.96%	0.96%

Certain components of our effective net interest rate spread are non-GAAP financial measures, which are explained and reconciled to the nearest comparable GAAP financial measures in the section entitled “Non-GAAP Financial Measures Related to Operating Results” at the end of this earnings release.

Book Value per Common Share

At June 30, 2020, our book value was $2.85 per share of common stock, which was an increase of $0.16 from $2.69 at March 31, 2020. The common stock dividend of $0.05 per share for the first quarter ended March 31, 2020 was declared in the second quarter ended June 30, 2020. That dividend of $0.05 per share, plus the $0.05 common stock dividend for the second quarter, plus the $0.16 increase in book value, resulted in a return on book value per common share of 9.7% for the three months ended June 30, 2020. The return on book value per common share for the six months ended June 30, 2020 was a negative (35.8)%.

Dividend

On June 16, 2020, we declared a quarterly common stock dividend of $0.05 per share for the second quarter ended June 30, 2020. Based upon the closing price of $1.70 on June 30, 2020, the annualized dividend yield on our common stock at June 30, 2020 was 11.8%.

Subsequent Events

On July 23, 2020, we renewed our warehouse line of credit relating to the residential mortgage loans held-for-securitization for an amount of $300 million and a term of one year.

Conference Call

The Company will host a conference call on Tuesday, August 4, 2020 at 1:00 PM Eastern Time, 10:00 AM Pacific Time, to discuss our second quarter results. The dial-in number for the conference call is 877-504-2731 for U.S. callers (international callers should dial 412-902-6640 and Canadian callers should dial 855-669-9657). When dialing in, participants should ask to be connected to the Anworth Mortgage earnings call. Replays of the call will be available for a 7-day period commencing at 3:00 PM Eastern Time on August 4, 2020. The dial-in number for the replay is 877-344-7529 for U.S. callers (Canadian callers should dial 855-669-9658 and international callers should dial 412-317-0088) and the conference number is 10146887. The conference call will also be webcast live over the Internet, which can be accessed on our website at http://www.anworth.com through the corresponding link located at the top of the home page.

Investors interested in participating in our Dividend Reinvestment and Stock Purchase Plan (our “DRP Plan”), or receiving a copy of the DRP Plan’s prospectus, may do so by contacting our Plan Administrator, American Stock Transfer & Trust Company, at 877-248-6410. For more information about our Plan, interested investors may also visit our Plan Administrator’s website at http://www.amstock.com/investpower/new_dp.asp or our website at http://www.anworth.com.

About Anworth Mortgage Asset Corporation

We are an externally-managed mortgage real estate investment trust (“REIT”). We invest primarily in mortgage-backed securities that are either rated “investment grade” or are guaranteed by federally sponsored enterprises, such as Fannie Mae or Freddie Mac. We seek to generate income for distribution to our shareholders primarily based on the difference between the yield on our mortgage assets and the cost of our borrowings. We are managed by Anworth Management LLC (our “Manager”), pursuant to a management agreement. Our Manager is subject to the supervision and direction of our Board and is responsible for (i) the selection, purchase, and sale of our investment portfolio; (ii) our financing and hedging activities; and (iii) providing us with portfolio management, administrative, and other services relating to our assets and operations as may be appropriate. Our common stock is traded on the New York Stock Exchange under the symbol “ANH.” Anworth Mortgage Asset Corporation is a component of the Russell 2000® Index.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

This news release may contain forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based upon our current expectations and speak only as of the date hereof. Forward-looking statements, which are based on various assumptions (some of which are beyond our control) may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “may, ” “will, ” “believe, ” “expect, ” “anticipate, ” “assume,” “estimate,” “intend,” “continue, ” or other similar terms or variations on those terms or the negative of those terms. Our actual results may differ materially and adversely from those expressed in any forward-looking statements as a result of various factors and uncertainties, including, but not limited to, changes in interest rates; changes in the market value of our mortgage-backed securities; changes in the yield curve; the availability of mortgage-backed securities for purchase; increases in the prepayment rates on the mortgage loans securing our mortgage-backed securities; our ability to use borrowings to finance our assets and, if available, the terms of any financing; risks associated with investing in mortgage-related assets; the scope and duration of the COVID-19 (coronavirus) pandemic, including actions taken by governmental authorities to contain the spread of the virus, and the impact on our business and the general economy; changes in business conditions and the general economy; implementation of or changes in government regulations affecting our business; our ability to maintain our qualification as a real estate investment trust for federal income tax purposes; our ability to maintain an exemption from the Investment Company Act of 1940, as amended; risks associated with our home rental business; and our Manager’s ability to manage our growth. Our Annual Report on Form 10-K and other SEC filings discuss the most significant risk factors that may affect our business, results of operations and financial condition. We undertake no obligation to revise or update publicly any forward-looking statements for any reason.

ANWORTH MORTGAGE ASSET CORPORATION AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS
(in thousands, except per share amounts)

	June 30,	December 31,
	2020	2019
		(audited)
ASSETS
Available-for-sale Agency MBS at fair value (including $1,679,841 and $2,764,330 pledged to counterparties at June 30, 2020 and December 31, 2019, respectively); amortized cost of $1,756,857 and $2,799,448 at June 30, 2020 and December 31, 2019, respectively, net of allowance for credit losses of $0 and $0 at June 30, 2020 and December 31, 2019, respectively	$1,827,777	$2,853,131
Trading Agency MBS at fair value (including $0 and $655,045 pledged to counterparties at June 30, 2020 and December 31, 2019, respectively	—	656,920
Available-for-sale Non-Agency MBS at fair value (including $0 and $535,135 pledged to counterparties at June 30, 2020 and December 31, 2019, respectively); amortized cost of $0 and $613,576 at June 30, 2020 and December 31, 2019, respectively, net of allowance for credit losses of $0 and $0 at June 30, 2020 and December 31, 2019, respectively	—	643,610
Trading Non-Agency MBS at fair value (including $164,741 and $0 pledged to counterparties at June 30, 2020 and December 31, 2019, respectively	192,032	—
Residential mortgage loans held-for-securitization, net of allowance for credit losses of $56 and $0 at June 30, 2020 and December 31, 2019, respectively	131,110	152,922
Residential mortgage loans held-for-investment through consolidated securitization trusts, net of allowances for credit losses of $147 and $175 at June 30, 2020 and December 31, 2019, respectively(1)	367,539	458,348
Residential real estate	13,051	13,499
Cash and cash equivalents	29,508	8,236
Reverse repurchase agreements	—	15,000
Restricted cash	137,088	104,699
Interest receivable	7,856	16,398
Derivative instruments at fair value	2,205	5,833
Right to use asset-operating lease	987	1,256
Prepaid expenses and other assets	6,345	8,779
Total Assets	$2,715,498	$4,938,631
LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
Accrued interest payable	$5,187	$16,757
Repurchase agreements	1,697,181	3,657,873
Warehouse line of credit	104,620	133,811
Asset-backed securities issued by securitization trusts(1)	358,854	448,987
Junior subordinated notes	37,380	37,380
Derivative instruments at fair value	93,317	52,197
Derivative counterparty margin	2,056	367
Dividends payable on preferred stock	2,297	2,297
Dividends payable on common stock	4,952	8,897
Payable for purchased loans	—	5,545
Payable for terminated swaps	6,227	—
Accrued expenses and other liabilities	2,193	1,312
Long-term lease obligation	987	1,256
Total Liabilities	$2,315,251	$4,366,679
Series B Cumulative Convertible Preferred Stock: par value $0.01 per share; liquidating preference $25.00 per share ($19,494 and $19,494, respectively); 780 and 780 shares issued and outstanding at March 31, 2020 and December 31, 2019, respectively)	$19,455	$19,455
Stockholders' Equity:
Series A Cumulative Preferred Stock: par value $0.01 per share; liquidating preference $25.00 per share ($47,984 and $47,984, respectively); 1,919 and 1,919 shares issued and outstanding at June 30, 2020 and December 31, 2019, respectively)	$46,537	$46,537
Series C Cumulative Preferred Stock: par value $0.01 per share; liquidating preference $25.00 per share ($50,257 and $50,257, respectively); 2,010 and 2,010 shares issued and outstanding at June 30, 2020 and December 31, 2019, respectively)	48,626	48,626
Common Stock: par value $0.01 per share; authorized 200,000 shares, 99,047 and 98,849 shares issued and outstanding at June 30, 2020 and December 31, 2019, respectively)	990	988
Additional paid-in capital	983,832	983,401
Accumulated other comprehensive income consisting of unrealized gains and losses	57,352	65,984
Accumulated deficit	(756,545)	(593,039)
Total Stockholders' Equity	$380,792	$552,497
Total Liabilities and Stockholders' Equity	$2,715,498	$4,938,631
_______________________
(1)	The consolidated balance sheets include assets of consolidated variable interest entities (“VIEs”) that can only be used to settle obligations and liabilities of the VIEs for which creditors do not have recourse to the Company. At June 30, 2020 and December 31, 2019, total assets of the consolidated VIEs were $369 million and $460 million (including accrued interest receivable of $1.3 million and $1.5 million), respectively (which are recorded above in the line item, “Interest receivable”), and total liabilities were $360 million and $450 million (including accrued interest payable of $1.2 million and $1.4 million), respectively (which are recorded above in the line item, “Accrued interest payable”).

ANWORTH MORTGAGE ASSET CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except for per share amounts)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2020	2019	2020	2019
	(unaudited)
Interest and other income:
Interest-Agency MBS	$12,466	$24,137	$33,723	$49,848
Interest-Non-Agency MBS	2,595	9,659	10,715	20,125
Interest-securitized residential mortgage loans	3,948	5,259	8,339	10,627
Interest-residential mortgage loans held-for-securitization	1,403	1,036	3,223	1,122
Other interest income	—	20	174	39
	20,412	40,111	56,174	81,761
Interest expense:
Interest expense on repurchase agreements	4,877	25,979	22,155	53,116
Interest expense on asset-backed securities	3,781	5,091	8,007	10,291
Interest expense on warehouse line of credit	979	1,057	2,391	1,290
Interest expense on junior subordinated notes	410	542	881	1,088
	10,047	32,669	33,434	65,785
Net interest income	10,365	7,442	22,740	15,976
Provision for credit losses on loans	(564)	—	(620)	—
Net interest income after provision for credit losses	9,801	7,442	22,120	15,976
Operating expenses:
Management fee to related party	(1,371)	(1,713)	(2,899)	(3,438)
Rental properties depreciation and expenses	(380)	(367)	(823)	(723)
General and administrative expenses	(1,254)	(1,033)	(2,342)	(2,001)
Total operating expenses	(3,005)	(3,113)	(6,064)	(6,162)
Other income (loss):
Income-rental properties	384	453	839	890
Realized net gain (loss) on sales of available-for-sale MBS	10,095	444	15,805	(5,703)
Realized net gain (loss) on sales of Agency MBS held as trading investments	—	234	3,981	(7,128)
Impairment charge on Non-Agency MBS	—	(606)	—	(606)
Net gain (loss) on Non-Agency MBS held as trading investments	25,687	—	(89,686)	—
Unrealized gain (loss) on Agency MBS held as trading investments	—	989	(1,141)	15,895
Gain on sale of residential properties	45	—	123	—
(Loss) on derivatives, net	(6,168)	(53,543)	(94,958)	(80,832)
Total other income (loss)	30,043	(52,029)	(165,037)	(77,484)
Net income (loss)	$36,839	$(47,700)	$(148,981)	$(67,670)
Dividends on preferred stock	(2,297)	(2,297)	(4,595)	(4,595)
Net income (loss) to common stockholders	$34,542	$(49,997)	$(153,576)	$(72,265)
Basic income (loss) per common share	$0.35	$(0.51)	$(1.55)	$(0.73)
Diluted income (loss) per common share	$0.34	$(0.51)	$(1.55)	$(0.73)
Basic weighted average number of shares outstanding	98,977	98,635	98,769	98,586
Diluted weighted average number of shares outstanding	103,525	98,635	98,769	98,586

ANWORTH MORTGAGE ASSET CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(in thousands, except for per share amounts)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2020	2019	2020	2019
Net income (loss)	$36,839	$(47,700)	$(148,981)	$(67,670)
Available-for-sale Agency MBS, fair value adjustment	523	28,822	35,354	53,953
Reclassification adjustment for (gain) loss on sales of Agency MBS included in net (loss)	(10,095)	(444)	(15,805)	5,703
Available-for-sale Non-Agency MBS, fair value adjustment	—	9,571	—	17,758
Reclassification adjustment due to transfer from available-for-sale to trading for Non-Agency MBS	—	—	(85,424)	—
Reclassification adjustment for loss (gain) on sales of Non-Agency MBS included in net income (loss)	—	—	55,390	(22)
Amortization of unrealized gains on interest rate swaps remaining in other comprehensive income	964	1,011	1,853	2,014
Other comprehensive (loss) income	(8,608)	38,960	(8,632)	79,406
Comprehensive income (loss)	$28,231	$(8,740)	$(157,613)	$11,736

Non-GAAP Financial Measures Related to Operating Results

In addition to our operating results presented in accordance with GAAP, the following tables include the following non-GAAP financial measures: core earnings (including per common share), total interest income, and average asset yield, including TBA dollar roll income, paydown expense on Agency MBS, and effective total interest expense and effective cost of funds. The first table below reconciles our “Net income to common stockholders” for the three months ended June 30, 2020 to core earnings for the same period. Core earnings represents “Net income to common stockholders” (which is the nearest comparable GAAP measure), adjusted for the items shown in the table below. The second table below reconciles our total interest and other income for the three months ended June 30, 2020 (which is the nearest comparable GAAP measure) to our total interest income and average asset yield, including TBA dollar roll income, and shows the annualized amounts as a percentage of our average earning assets, and also reconciles our total interest expense (which is the nearest comparable GAAP measure) to our effective total interest expense and effective cost of funds and shows the annualized amounts as a percentage of our average borrowings.

The Company’s management believes that:

  these non-GAAP financial measures are useful because they provide investors with greater transparency to the information that we use in our financial and operational decision-making process;
  the inclusion of paydown expense on Agency MBS is more indicative of the current earnings potential of our investment portfolio, as it reflects the actual principal paydowns which occurred during the period. Paydown expense on Agency MBS is not dependent on future assumptions on prepayments, or the cumulative effect from prior periods of any current changes to those assumptions, as is the case with the GAAP measure, “Premium amortization on Agency MBS”;
  the adjustment for depreciation expense on residential rental properties, as this is a non-cash item and is added back by other companies to derive funds from operations; and
  the presentation of these measures, when analyzed in conjunction with our GAAP operating results, allows investors to more effectively evaluate our performance to that of our peers, particularly those that have discontinued hedge accounting and those that have used similar portfolio and derivative strategies.

These non-GAAP financial measures should not be used as a substitute for our operating results for the three months ended June 30, 2020. An analysis of any non-GAAP financial measure should be used in conjunction with results presented in accordance with GAAP.

Core Earnings

	Three Months Ended
	June 30, 2020
	(unaudited)
	Amount	Per Share
	(in thousands)
Net income to common stockholders	$34,542	$0.35
Adjustments to derive core earnings:
Realized net (gain) on sales of Agency MBS	(10,095)	(0.10)
Realized net (gain) on sales of Non-Agency MBS	(320)	—
Unrealized (loss) on Non-Agency MBS held as trading securities(1)	(25,367)	(0.26)
Loss on interest rate swaps, net	8,652	0.09
(Gain) on derivatives-TBA Agency MBS, net	(2,484)	(0.03)
(Gain) on sales of residential properties	(45)	—
Net settlement on interest rate swaps after de-designation(2)	(2,698)	(0.03)
Dollar roll income on TBA Agency MBS(3)	316	0.01
Premium amortization on MBS	4,382	0.05
Paydown expense(4)	(5,696)	(0.06)
Depreciation expense on residential rental properties(5)	119	—
Deferred payments on modifications/forbearance agreements(6)	301	—
Core earnings	$1,607	$0.02
Basic weighted average number of shares outstanding	98,977
_______________________
(1)	At March 31, 2020, we designated our Non-Agency MBS as trading securities. The unrealized loss at that time, instead of being recorded in AOCI, as had been previously done, is now recognized through earnings.
(2)

Net settlement on interest rate swaps after de-designation includes all subsequent net payments made on interest rate swaps which were de-designated as hedges in August 2014 and also on any new interest rate swaps entered into after that date. These amounts are recorded in “Unrealized loss on interest rate swaps, net.”

(3)	Dollar roll income on TBA Agency MBS is the income resulting from the price discount typically obtained by extending the settlement of TBA Agency MBS to a later date. This is a component of the “(Loss) on derivatives, net” that is included in our consolidated statements of operations.
(4)	Paydown expense on Agency MBS represents the proportional expense of Agency MBS purchase premiums relative to the Agency MBS principal payments and prepayments which occurred during the quarter.
(5)	Depreciation expense is added back in the core earnings calculation, as it is a non-cash item, and it is similarly added back in other companies’ calculation of core earnings or funds from operations.
(6)	The trustee reports these as losses in the securitization trusts, but these payments are due upon liquidation or maturity.

Effective Net Interest Rate Spread

	Three Months Ended
	June 30, 2020
	(unaudited)
		Annualized
	Amount	Percentage
	(in thousands)
Average Asset Yield, Including TBA Dollar Roll Income:
Total interest income	$20,412	3.15%
Income-rental properties	384	0.06
Dollar roll income on TBA Agency MBS(1)	316	0.04
Premium amortization on Agency MBS	4,382	0.68
Paydown expense on Agency MBS(2)	(5,696)	(0.88)
Total interest and other income and average asset yield, including TBA dollar roll income	$19,798	3.05%
Effective Cost of Funds:
Total interest expense	$10,047	1.65%
Net settlement on interest rate Swaps after de-designation(3)	2,698	0.44
Effective total interest expense and effective cost of funds	$12,745	2.09%
Effective net interest rate spread		0.96%
Average earning assets	$2,594,005
Average borrowings	$2,435,679
_______________________
(1)	Dollar roll income on TBA Agency MBS is the income resulting from the price discount typically obtained by extending the settlement of TBA Agency MBS to a later date. This is a component of the “(Loss) on derivatives, net” that is shown on our consolidated statements of operations.
(2)	Paydown expense on Agency MBS represents the proportional expense of Agency MBS purchase premiums relative to the Agency MBS principal payments and prepayments which occurred during the three-month period.
(3)	Net settlement on interest rate swaps after de-designation include all subsequent net payments made or received on interest rate swaps which were de-designated as hedges in August 2014 and also on any new interest rate swaps entered into after that date. These amounts are included in “(Loss) on derivatives, net” on our consolidated statements of operations.

Contacts

Anworth Mortgage Asset Corporation
John T. Hillman
1299 Ocean Avenue, 2nd Floor
Santa Monica, CA 90401
(310) 255-4438 or (310) 255-4493
Email: jhillman@anworth.com
Web site: http://www.anworth.com